EXHIBIT 10.2

AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Registration Rights Agreement, dated as of January 26, 2011, by and among American Standard Energy Corp., a Delaware corporation (the “Corporation”) and each purchaser identified on the signature pages thereto (the “Registration Rights Agreement”), is made as of March ___, 2011, by and among the Corporation and Holders holding no less than two-thirds of the Registrable Securities issued and issuable pursuant to the Purchase Agreement and the Transaction Documents on the Closing Date (each as defined in the Registration Rights Agreement (collectively, the “Requisite Holders”).  Defined terms used herein but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

WHEREAS, Section 6(b) of the Registration Rights Agreement provides that the Corporation shall not (i) prior to the Effective Date enter into any agreement providing any right to include securities of the Company in a Registration Statement other than the Registrable Securities or (ii) file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or in connection with an acquisition, on Form S-4 until the earlier of (a) the date that is thirty (30) days after the Initial Registration Statement or New Registration Statement, as the case may be, is declared effective and (b) the date that all Registrable Securities are eligible for resale by non-affiliates without volume or manner of sale restrictions under Rule 144 and without the requirement for the Corporation to be in compliance with the current public information requirements under Rule 144;

WHEREAS, Section 6(e) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the written consent of the Corporation and the Requisite Holders (together, the “Requisite Parties”); and

WHEREAS, the undersigned parties hereto hold a sufficient number of Registrable Securities to constitute the Requisite Holders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Registration Rights Agreement.  Section 6(b) of the Registration Rights Agreement is amended and restated in its entirety to read as set forth below:

“No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Except and to the extent specified in the Schedules to the Purchase Agreement, prior to the Filing Deadline, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the Filing Deadline enter into any agreement providing any such right to any of its security holders.  The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or in connection with an acquisition, on Form S-4 until the Filing Deadline. For the avoidance of doubt, the Company shall not be prohibited from filing amendments to registration statements filed prior to the date of this Agreement or a registration statement replacing a registration statement filed prior to the date of this Agreement; provided that no such amendment or replacement registration statement shall increase the number of securities registered on a registration statement so previously filed.”

2.           Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.

3.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment No. 1  to Registration Rights Agreement as an instrument under seal as of the date first written above.

AMERICAN STANDARD ENERGY CORP.

By:
Name: Scott Feldhacker
Title: Chief Executive Officer